U.S. SECURITIES AND EXCHANGECOMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: July 28th 2008


                            GLOBAL IT HOLDINGS, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           Nevada                      333-138634                33-1145778
____________________________      _____________________      ___________________
(State or other jurisdiction      (Commission file no.)         (IRS Employer
       of Incorporation)                                     Identification No.)


                           1608 W. Campbell Ave #266
			      Campbell, CA 95008
                    ________________________________________
                    (Address of Principal Executive Offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Resignation of President

On July 28 2008, the board of directors of Global IT Holdings, Inc., a Nevada corporation (the "Company"), announced the acceptance of the resignation of Ralph Clark as the President and as a director of the Company effective
July 28 2008.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            GLOBAL IT HOLDINGS, INC



Date: July 28 2008                        By: /s/
                                                    _______________
                                                    ERIC STRATTON RACHEFF
                                                    CEO